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                          THE PARKSTONE GROUP OF FUNDS
                    THE PARKSTONE LARGE CAPITALIZATION FUND

                       Supplement dated January 17, 1996
                     to Prospectus dated December 28, 1995

     Investors are advised that, currently, Investor C Shares of The Parkstone Large Capitalization Fund are available for purchase only by employee benefit plans qualified under Section 401 of the Internal Revenue Code, subject to certain requirements with respect to the number of employees or amount of purchase which may be established by the Distributor. Consequently, the Prospectus is hereby amended to add the following sentence at the end of the third paragraph on Page 1 and at the end of the first full paragraph under the heading "HOW TO BUY INVESTOR SHARES" on Page 33.


        Investor C Shares are currently offered only to employee benefit plans qualified under Section 401 of the Internal Revenue Code, subject to the requirements established by the Distributor.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE